UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2026

INFLECTION POINT ACQUISITION CORP. VII

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43112	98-1890239
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Columbus Circle, 24th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

(646) 792-5600
(Registrant’s telephone number, including area code)

Columbus Circle Capital Corp II
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	CMIIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	CMII	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	CMIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 is incorporated by reference in this item to the extent required.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 26, 2026, Inflection Point Acquisition Corp. VII (f/k/a Columbus Circle Capital Corp II, the “Company”) held an extraordinary general meeting (the “Extraordinary General Meeting”). An aggregate of 20,075,383 (64.07%) of the Company’s issued and outstanding ordinary shares held of record as of July 16, 2026, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum.

At the Extraordinary General Meeting, the Company’s shareholders approved a proposal to change the name of the Company from “Columbus Circle Capital Corp II” to “Inflection Point Acquisition Corp. VII” and to adopt an amendment to the Company’s amended and restated memorandum and articles of association (as may be amended from time to time) to reflect the change of name (the “Name Change Proposal”). The Name Change Proposal was described in additional detail in the Company’s definitive proxy statement, dated August 4, 2026 (File No. 001-43112) (the “Proxy Statement”). Any terms used but not defined herein have the meaning assigned thereto in the Proxy Statement.

The Name Change Proposal. To approve, as special resolutions, the change of the name of the Company from “Columbus Circle Capital Corp II” to “Inflection Point Acquisition Corp. VII” and an amendment to the Company’s current Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Articles”) in the form set forth in Annex A to the Proxy Statement, to reflect the change of the name of the Company. The Name Change Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,065,870	0	9,513	0

As there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the foregoing proposals, the “Adjournment Proposal” as described in the Proxy Statement was not required and the Company did not call a vote on that proposal.

Under Cayman Islands law, the Articles took effect upon approval of the Name Change Proposal. The foregoing description of the Articles is qualified in its entirety by the full text of the Articles, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

In connection with the change of the name of the Company, the Company’s Class A ordinary shares, units, and warrants will begin trading under the symbols “IPXG”, “IPXGU” and “IPXGW”, respectively, beginning on August 27, 2026. The CUSIP numbers of the Company’s securities will not change as a result of the name change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Memorandum and Articles of Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2026

INFLECTION POINT ACQUISITION CORP. VII

By:	/s/ Kevin Shannon
Name:	Kevin Shannon
Title:	Chief Executive Officer

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